FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK ("First Ameritas")

                 FIRST AMERITAS VARIABLE LIFE SEPARATE ACCOUNT,
                FIRST AMERITAS VARIABLE ANNUITY SEPARATE ACCOUNT
                              ("Separate Accounts")

                                  Supplement to
                              OVERTURE ENCORE! II,
       OVERTURE Annuity III-Plus, OVERTURE ACCLAIM!, and OVERTURE ACCENT!
                         Prospectuses Dated May 1, 2003

                         Supplement Dated April 20, 2006

The following information is added to the Prospectuses:

1.        The following sentence is added to the Voting Rights paragraph:
          It is possible that a small number of Policy owners can determine the outcome of a voting proposal.

2.        The following paragraph is added to the Policy Distributions section:
          In most cases, when death benefit proceeds are paid in a lump sum, we will pay the death benefit proceeds by establishing an interest bearing account for the beneficiary, in the amount of the death benefit proceeds payable. The same interest rate schedule and other account terms will apply to all beneficiary accounts in place at any given time. We will send the beneficiary a checkbook within 7 days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit proceeds payable. The account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the general account.

         This Supplement should be retained with the current prospectus for your variable Policy issued by
                First Ameritas Life Insurance Corp. of New York.

          If you do not have a current prospectus, please contact First
                          Ameritas at 1-800-745-1112.